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                                                                  EXHIBIT 10-a-3

                       SECOND AMENDMENT TO LOAN DOCUMENTS

         THIS SECOND AMENDMENT ("Amendment"), dated as of September 17, 1999, is entered into by and among Conexant Systems, Inc., (the "Company"), each of the Subsidiaries party to the Credit Agreement (as defined below) as of the date hereof (the "Borrower Subsidiaries" and together with the Company, each a "Borrower" and collectively, the "Borrowers"), the Lenders party to the Credit Agreement, the Issuing Bank (as defined in the Credit Agreement) and Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent", and together with the Administrative Agent, the "Agents").

                                    RECITALS


         A. The Borrowers, Lenders, the Issuing Bank and the Agents are parties to a certain Credit Agreement dated as of December 21, 1998 (as amended prior to the date hereof, the "Credit Agreement") pursuant to which the Lenders have agreed to extend credit to the Borrower.

         B. The Company has requested that the Lenders amend certain provisions of the Credit Agreement, the Pledge Agreement and the Security Agreement.

         C. The parties are willing to amend and modify the Credit Agreement, the Pledge Agreement and the Security Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement, as amended.

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         2. AMENDMENTS OF CREDIT AGREEMENT; WAIVER.

         2.1 SEC Filings. Section 5.4(d) of the Credit Agreement is amended to read in its entirety as follows:

               "(d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC, or with any national securities exchange, or distributed to its shareholders, as the case may be; provided, however, that, unless otherwise requested under Section 5.4(e), the Company shall not be required to furnish copies of any prospectus supplement filed in respect of, or post-effective amendment of, the Company's Registration Statement on Form S-3 (Registration No. 333-82399) if such prospectus supplement or post-effective amendment is filed solely to amend or supplement information concerning any matter under the headings "Selling Securityholders" or "Plan of Distribution" set forth in such Registration Statement or in any other prospectus supplement relating to, or post-effective amendment of, such Registration Statement;"

         2.2 Stock Plan Loans. Section 6.4(b)(iii) is amended to read in its entirety as follows:

               "(iii) loans and advances to officers and employees in the ordinary course of business, consistent with past practice, and loans and advances to participants in any stock-based benefit plan of the Company or any Subsidiary of the Company, which loan or advance is made pursuant to or in connection with any such plan;"

         2.3 Investment of Net Cash Proceeds. Section 6.4(b)(xi) is amended to read in its entirety as follows:

               "(xi) Investments made with the Net Cash Proceeds from issuance of equity securities or Convertible Debt of the Company (x) within six months of receipt of such Net Cash Proceeds or (y) within eighteen months of receipt of such Net Cash Proceeds if within six months of such receipt (1) the Company has a binding commitment to make such Investment within such eighteen month period subject only to the satisfaction of closing conditions normal and customary for the type of Investment to be made or to the satisfaction of post-closing conditions for such Investment, including any earnout, escrow, reserve, deferred payment or contingent purchase price payment provisions, as the Company, in its reasonable discretion, may consider necessary or appropriate for the Investment to be made and (2) the Company has furnished to the Administrative Agent written notice of any such Investment which notice identifies the Investment to be made and the aggregate amount of Net Cash Proceeds to be used to make such Investment; provided that such issuance is made in connection with and for the express purpose of making the specific Investment then being made or committed to be made;"


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         2.4 Waiver of SEC Filings. Any Default or Event of Default that may exist on or before the Closing Date (as defined below) solely as a result of the failure to furnish any prospectus supplement relating to, or post-effective amendment of, the Registration Statement referred to in Section 2.1 of this Amendment, to the extent and only to the extent that the Company would not have been required to furnish such prospectus supplement or post-effective amendment if this Amendment had been in effect at the time such materials were filed with the SEC, is hereby waived.

         3. AMENDMENTS OF SECURITY DOCUMENTS.

         3.1 No Pledge of Employee Notes. Section 1.1(b) of the Pledge Agreement is amended to read in its entirety as follows:

         "(b)(i) the debt securities listed opposite the name of the Pledgor on
         Schedule II hereto, (ii) any debt securities in the future issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); provided, however, that Pledged Debt Securities shall not include any debt securities, promissory notes or other instruments evidencing debt that may be issued to the Pledgor or held by the Pledgor in connection with any loans or advances of the type referred to in Section 6.4(b)(iii) of the Credit Agreement;"

         3.2 Exclusion of Employee Loans from Collateral. The definition of "Excluded Property" in Section 1.2 of the Security Agreement is amended by (x) deleting, in the first sentence of that definition, the words "and (v)" and (y) inserting, in lieu thereof, the following:

         (v) any right, title or interest of the Grantor in, to or under any loans or advances of the type referred to in Section 6.4(b)(iii) of the Credit Agreement (including (1) any debt securities, promissory notes or other instruments evidencing debt that may be issued to the Grantor or held by the Grantor in connection with any such loans or advances and (2) any setoff right or collateral security that may be granted or issued to or held by the Grantor in connection with any such loans or advances and (3) any cash or non-cash proceeds of any such loans or advances), and (vi)"


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         4. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders as follows:

            (a) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

            (b) The execution, delivery and performance by the Borrowers of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable. Each of the Credit Agreement, the Pledge Agreement and the Security Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrowers parties thereto, enforceable against them in accordance with its terms.

            (c) All representations and warranties of the Borrowers contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof and as though applied to the Credit Agreement, the Pledge Agreement and the Security Agreement, as herein amended, except to the extent such representations and warranties expressly relate to an earlier date.

            (d) The Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agents, the Lenders or any other Person.

         5. EFFECTIVENESS DATE. This Amendment shall become effective as of the date (the "Closing Date") as of which the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts (or if elected by the Administrative Agent, an executed facsimile copy) of (i) this Amendment executed by the Required Lenders, the Borrowers and the Agents and (ii) the Guarantor Acknowledgment and Consent annexed to this Amendment, executed by each of the Guarantors.

         6. RESERVATION OF RIGHTS. The Borrowers acknowledge and agree that the execution and delivery by the Agents and the Lenders of this Amendment, shall not be deemed (i) to create a course of dealing or otherwise obligate the Agents or the Lenders to


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forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of the Agents or the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

         7. MISCELLANEOUS.

            (a) Except as herein amended, all terms, covenants and provisions of the Credit Agreement, the Pledge Agreement and the Security Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement, the Pledge Agreement and the Security Agreement shall henceforth refer to the Credit Agreement, the Pledge Agreement and the Security Agreement, as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement, the Pledge Agreement and the Security Agreement.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflict of laws principles thereof.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or a Borrower shall bind such Lender or such Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

            (e) This Amendment, together with the Credit Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 9.8 of the Credit Agreement.


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            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or of the Credit Agreement, the Pledge Agreement and the Security Agreement.

            (g) The Borrowers covenant to pay to or reimburse the Administrative Agent, upon demand, for all reasonable costs and expenses (including costs of its outside legal counsel and allocated costs of in-house counsel) actually incurred by the Administrative Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

            (h) The Borrowers (and each Guarantor by execution of the Acknowledgement) confirm that the Security Documents secure the Obligations under the Credit Agreement, the Pledge Agreement and the Security Agreement as amended by this Amendment. Each Guarantor by execution of the Acknowledgement confirms that the benefit of such Guarantor's Company Guarantee Agreement or Subsidiary Guarantee Agreement, as applicable, applies to all Obligations under the Credit Agreement, the Pledge Agreement and the Security Agreement as amended by this Amendment.



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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.


                                         CONEXANT SYSTEMS, INC.


                                         By: /s/ Kerry K. Petry
                                             -----------------------------------
                                             Name: Kerry K. Petry
                                             Title: Vice President and Treasurer


                                         CONEXANT SYSTEMS FRANCE S.A.S.


                                         By: /s/ Marc Ugolini
                                             -----------------------------------
                                             Name: Marc Ugolini
                                             Title: Director of Finance &
                                                    Administration, Europe


                                         CONEXANT SYSTEMS U.K. LIMITED


                                         By: /s/ Kerry K. Petry
                                             -----------------------------------
                                             Name: Kerry K. Petry
                                             Title: Treasurer


                                         CONEXANT SYSTEMS HOLDINGS LIMITED


                                         By: /s/ Kerry K. Petry
                                             -----------------------------------
                                             Name: Kerry K. Petry
                                             Title: Treasurer


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                                         CREDIT SUISSE FIRST BOSTON,
                                         as a Lender, Issuing Bank,
                                         Administrative Agent, Collateral Agent
                                         and Swingline Lender


                                         By: /s/ Chris T. Horgan
                                             -----------------------------------
                                             Name: Chris T. Horgan
                                             Title: Vice President


                                         By: /s/ Kristin Lepri
                                             -----------------------------------
                                             Name: Kristin Lepri
                                             Title: Associate


                                         UNION BANK OF CALIFORNIA, N.A.
                                         as a Lender


                                         By: /s/ Glenn Leyrer
                                             -----------------------------------
                                             Name: Glenn Leyrer
                                             Title: Vice President


                                         BANK POLSKA KASA OPIEKI, S.A.-PEKAO
                                         S.A. GROUP, NEW YORK BRANCH,
                                         as a Lender


                                         By: /s/ Hussein B. El-Tawil
                                             -----------------------------------
                                             Name: Hussein B. El-Tawil
                                             Title: Vice President



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                                         BANQUE NATIONALE DE PARIS, as a Lender


                                         By: /s/ C. Bettles
                                             -----------------------------------
                                             Name: C. Bettles
                                             Title: Senior Vice President &
                                                    Manager


                                         By: /s/ Tjalling Terpstra
                                             -----------------------------------
                                             Name: Tjalling Terpstra
                                             Title: Vice President


                                         COMERICA WEST INCORPORATED, as a Lender


                                         By: /s/ Emmanuel M. Skevofilax
                                             -----------------------------------
                                             Name: Emmanuel M. Skevofilax
                                             Title: Vice President


                                         BANK ONE, N.A.
                                         (formerly known as The First National
                                         Bank of Chicago), as a Lender


                                         By: /s/ Mark A. Isley
                                             -----------------------------------
                                             Name: Mark A. Isley
                                             Title: First Vice President


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                                         KEYBANK NATIONAL ASSOCIATION,
                                         as a Lender


                                         By: /s/ Mary K. Young
                                             -----------------------------------
                                             Name: Mary K. Young
                                             Title: Assistant Vice President


                                         NATIONAL BANK OF CANADA, as a Lender


                                         By: /s/ David W. Shaw
                                             -----------------------------------
                                             Name: David W. Shaw
                                             Title: Vice President

                                         By: /s/ David L. Mortensen
                                             -----------------------------------
                                             Name: David L. Mortensen
                                             Title: Assistant Vice President


                                         TRANSAMERICA COMMERCIAL FINANCE
                                         CORPORATION, as a Lender


                                         By: /s/ Mark Wrend
                                             -----------------------------------
                                             Name: Mark Wrend
                                             Title: Vice President


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                                         CHIAO TUNG BANK, as a Lender


                                         By: /s/ Mike Chiu
                                             -----------------------------------
                                             Name: Mike Chiu
                                             Title: Senior Vice President &
                                                    General Manager


                                         HAMILTON BANK, as a Lender


                                         By: /s/ Hector F. Ramirez
                                             -----------------------------------
                                             Name: Hector F. Ramirez
                                             Title: Senior Vice President


                                         By: /s/ Adolfo D. Martinez
                                             -----------------------------------
                                             Name: Adolfo D. Martinez
                                             Title: Senior Vice President


                                         IBM CREDIT CORPORATION, as a Lender


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



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                                         UBS AG, STAMFORD BRANCH, as a Lender


                                         By: /s/ Robert H. Riley III
                                             -----------------------------------
                                             Name: Robert H. Riley III
                                             Title: Executive Director


                                         By: /s/ Wilfred Saint
                                             -----------------------------------
                                             Name: Wilfred Saint
                                             Title: Associate Director
                                                    Loan Portfolio Support, US


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                      GUARANTOR ACKNOWLEDGMENT AND CONSENT

         The undersigned, each a guarantor or third party pledgor with respect to the Borrowers' obligations to the Agents and the Lenders under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Company and the Borrower Subsidiaries of the foregoing Second Amendment to Credit Agreement ("Amendment"), and (ii) reaffirm and agree that the respective guaranty, pledge agreement or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Administrative Agent or the Collateral Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                                           GUARANTORS

                                           CONEXANT SYSTEMS, INC.
                                           CONEXANT SYSTEMS WORLDWIDE, INC.
                                           BROOKTREE CORPORATION
                                           BROOKTREE WORLDWIDE SALES CORPORATION

                                           By: /s/ Kerry K. Petry
                                               ---------------------------------
                                               Name: Kerry K. Petry
                                               Title: Treasurer

September 17, 1999


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